COMMITMENTS	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
COMMITMENTS	COMMITMENTS
The Group has various purchase commitments for services and materials in the ordinary course of business. These commitments are generally entered into at current market prices and reflect normal business operations.
The Group has entered into collaborative and license arrangements for the development of pharmaceutical and digital products. Potential milestone payments will be due if various developmental, regulatory and commercial goals are achieved, although the Group generally has the right to terminate these agreements at no cost. As of December 31, 2023, the aggregate maximum future payments if all milestones are achieved is $1,462m, with no significant payments expected in 2024. The amounts are not risk-adjusted or discounted. Since some of these products are in the early stages of development, the potential obligation to make milestone payments may continue for a number of years if the products move successfully through the development process. The development of any pharmaceutical product is risky and may fail at any stage, whether from failure to meet key study endpoints, safety concerns, or failure to obtain regulatory approval. Therefore, the probability of success and timing of any potential payments is inherently uncertain.
As of December 31, 2023, the Group had no material commitments to purchase PP&E for future periods.